UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

LifeMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On July 15, 2021, LifeMD, Inc. (the “Company”) issued a press release announcing its collaboration with the world’s leading provider of laboratory diagnostic services and a technology leader in in-home healthcare to deliver telehealth access to diagnostic laboratory testing services. Specifically, the Company, on behalf of its customers, has engaged Quest Diagnostics Incorporated (“Quest Diagnostics”) as the Company’s laboratory services provider to perform certain clinical laboratory diagnostic services based on orders submitted to Quest Diagnostics by licensed health care providers who are under contract with the Company and are authorized under U.S. federal or state law to order laboratory tests. Patients of LifeMD’s affiliated providers gain access to more than 150 of the most ordered laboratory tests at substantially discounted prices, and which can be completed in the comfort, safety, and convenience of their home or office. In addition, the Company has engaged Axle Health Inc. (“Axle Health”) to assist the Company in establishing a platform to enable patients of the Company’s medical practice clients (“MP Clients”) to schedule certain nursing services, including blood draws, injections, and other basic healthcare services, and to furnish operational support services to medical practices using the platform. In connection therewith, Axle Health granted the Company a revocable, nontransferable, non-exclusive right and license, with the right to grant sublicenses, to install and use the software and other technology relating to the platform developed, owned, or with the right to grant sublicenses to install and use the software and/or other technology developed, owned, or licensed by Axle Health, including the platform, to facilitate the scheduling and provision of certain nursing services to patients of MP Clients. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated July 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LifeMD, INC.

Dated:	July 15, 2021	By:	/s/ Justin Schreiber
Justin Schreiber Chief Executive Officer